EXHIBIT 99.1

Office of the United States Trustee

In re:
  The Kushner-Locke Company
Chapter 11
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
DEBTOR IN POSSESSION INTERIM STATEMENT

Statement Number:	57
For the Period FROM:	7/1/2006
TO:	7/31/2006

		Collateral	Concentration	City National
CASH ACTIVITY ANALYSIS (Cash Basis Only)		Account	Account	Collection Account

Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$9,205,434.11	$7,488,281.69	$599,266.52

B. Less: Total Disbursements per all Prior Statements		$7,680,954.55	$7,483,645.32	$6,192.48

C. Beginning Balance		$1,792,812.77	$70,592.58	$593,074.04

D. Receipts during Current Period
Description

7/6/2006	Wire Transfer		$35,000.00
7/14/2006	WABC	$50,000.00
7/18/2006	Daro	$49,967.12
7/20/2006	Wire Transfer		$30,000.00
7/25/2006	FVE South Africa			$1,978.00
7/28/2006	Wire Transfer		$55,000.00
7/31/2008	interest	$8,028.14

TOTAL RECEIPTS THIS PERIOD		$107,995.26	$120,000.00	$1,978.00	—

E. Balance Available (C plus D)		$1,900,808.03	$190,592.58	$595,052.04	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 57

F. Less: Disbursements during Current Period:
Date	Check No.	Payee/Purpose

7/6/2006		Wire Transfer	$35,000.00
7/7/2006		ADP Fees		$106.17
7/7/2006	38544	KEREN AMINIA		$480.00
7/7/2006	38545	Accurate Express		$57.96
7/7/2006	38546	AT&T		$75.46
7/7/2006	38547	AT&T		$301.33
7/12/2006	38548	Point 360		$307.20
7/12/2006	38549	Recall		$529.87
7/14/2006		ADP Fees		$30.00
7/18/2006		ADP Taxes		$7,401.72
7/18/2006		Service Charge		$176.64
7/18/2006	8313	Payroll		$1,319.76
7/18/2006	8314	Payroll		$9,574.05
7/18/2006	8315	Payroll		$1,544.03
7/18/2006	8316	Payroll		$2,744.04
7/20/2006		Wire Transfer	$30,000.00
7/28/2006		ADP Fees		$375.33
7/28/2006		Wire Transfer	$55,000.00
7/28/2006	38550	Accurate Express		$73.60
7/28/2006	38551	Arrowhead		$29.45
7/28/2006	38552	AT&T		$326.36
7/28/2006	38553	Blue Shield of California		$373.00
7/28/2006	38554	Federal Express		$68.42
7/28/2006	38555	Health Net		$4,187.18
7/28/2006	38556	KEVIN MARINO		$499.71
7/28/2006	38557	New Beginnings Enterprises		$4,174.95
7/28/2006	38558	New Wave Entertainment		$852.50
7/28/2006	38559	Varien		$135.00
7/28/2006	38560	United States Trustee		$3,750.00
7/28/2006	38561	United States Trustee		$250.00
7/28/2006	38562	United States Trustee		$250.00
7/28/2006	38563	United States Trustee		$250.00
7/28/2006	38564	United States Trustee		$250.00
7/28/2006	38565	United States Trustee		$250.00
7/28/2006	38566	United States Trustee		$250.00
7/28/2006	38567	United States Trustee		$250.00
7/28/2006	38568	United States Trustee		$250.00
7/28/2006	38569	AT&T		$76.20
7/31/2006		Control Agreement			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$120,000.00	$41,569.93	$50.00	—

G. Ending Balance (E less F)			$1,780,808.03	$149,022.65	$595,002.04	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 57

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460

I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£454,482.64	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£225,159.79	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$95,381.96
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$30,118.64
Denial Venture	1890-69-6501	$152,270.13
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$8,097.50
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice P. Neuhauser
Debtor in Possession